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                                                                  EXHIBIT 10.17

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                                                              DATE OF AGREEMENT
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LOAN AGREEMENT                                                     07/15/96
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    BORROWER NAME AND ADDRESS                   LENDER NAME AND ADDRESS
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    New York Bagel Enterprises, Inc.        STILLWATER NATIONAL BANK
                                            AND TRUST COMPANY
    250 N. Water, Suite 300                 P.O. Box 1988 - 608 S. Main
    Wichita, KS  67202                      Stillwater, OK  74074
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The undersigned Borrower with principal office, place of record keeping and mailing address as shown above, hereby acknowledges receipt of proceeds, or some part thereof, or renewal thereof, of the following described loan and/or extension of credit from the Lender named in this Agreement;

    Loan #33322 dated 07/15/96 in the amount of $150,000.00 with a maturity of 10/15/03.





IN CONSIDERATION of Lender making such loan and/or extension of credit, or any part thereof, Borrower agrees as follows:

    A. FINANCIAL INFORMATION. To deliver to Lender within the stated time limits the following financial information and income tax returns as of the dates and for the period indicated:

              Monthly Financial Statements and Accounts Receivable (Royalty fees) beginning 6/30/96 (allow 45 days to receive).

              Annual Corporate Tax Return and Audited Financial Statement beginning 12/31/95 (by 8/15/96).

              Annual Statement of Cash Flows an Projected Balance Sheet & Income Statement (for 1997 to be received by 4/15/97)

              Annual Financial Statements and Tax Returns from Guarantors.

    B. LITIGATION. To inform Lender promptly of any litigation, or of any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower's property, if such litigation or potential litigation, in the event of an unfavorable outcome, would have a material adverse effect on Borrower's financial condition;


    C. TAXES. To pay promptly when due any and all taxes, assessments and governmental charges against Borrower or against any of Borrower's property, unless the same is being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

    D. LABOR AND MATERIAL. To pay promptly all lawful claims whether for labor, materials or otherwise, which might or could, if unpaid, become a lien or charge on any property or assets of Borrower, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

    E. INSURANCE. To maintain with financially sound and reputable insurance organizations approved by Lender, insurance of the kinds and covering the risks and in the amounts usually carried by companies engaged in businesses similar to that of Borrower, which insurance in all events shall be satisfactory to Lender and provide suitable loss payable clauses in favor of Lender, and, at Lender's request deliver to Lender evidence of the maintenance of such insurance; and


    F. Accounting Records. To maintain adequate records in accordance with generally accepted accounting principles of all transactions so that at any time and from time to time the true and complete financial condition of the Borrower may be readily determined.


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  LENDER NAME AND ADDRESS                  BORROWER(S) SIGNATURE(S)
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CONFIRMED                          New York Bagel Enterprises, Inc.

  STILLWATER NATIONAL BANK         /s/ Robert Geresi
  AND TRUST COMPANY                ------------------------------------
  P.O. Box 1988 - 608 S. Main      By:   Robert Geresi, President
  Stillwater, OK  74074            /s/ Paul Hoover
                                   ------------------------------------
                                   By: Paul Hoover, Vice President
                                   /s/ J. Chris Dennis
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                                   By: J. Chris Dennis, Secy/Treas/CFO
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By: /s/ Ruth E. Walker
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      Ruth E. Walker, Sr. VP
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Form 04 0758 2 (10/95)     ORIGINAL    -c- Copyright 6/92 AMERICAN BANK SYSYEMS